LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Mary L. Schmoeger, whose signature appears below, hereby constitutes and appoints James W. Behrens and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Mary J. Schmoeger
Mary J. Schmoeger

August 21, 2008

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Christopher S. Spencer, whose signature appears below, hereby constitutes and appoints James W. Behrens and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Christopher S. Spencer
Christopher S. Spencer

August 20, 2008

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Kari E. Grasee, whose signature appears below, hereby constitutes and appoints James W. Behrens and David C. Holman, or either of them acting alone, her attorneys-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or her substitutes, may do or cause to be done by virtue hereof.

/s/ Kari E. Grasee
Kari E. Grasee

August 21, 2008

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Daniel R. Schultz, whose signature appears below, hereby constitutes and appoints James W. Behrens and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Daniel R. Schultz
Daniel R. Schultz

August 20, 2008

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that David R. Anderson, whose signature appears below, hereby constitutes and appoints James W. Behrens and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ David R. Anderson
David R. Anderson

August 20, 2008

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Bradley J. Gleason, whose signature appears below, hereby constitutes and appoints James W. Behrens and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Bradley J. Gleason
Bradley J. Gleason

August 20, 2008

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Alan E. Meyer, whose signature appears below, hereby constitutes and appoints James W. Behrens and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Alan E. Meyer
Alan E. Meyer

August 21, 2008

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that Jack Charles Salzwedel, whose signature appears below, hereby constitutes and appoints James W. Behrens and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Jack Charles Salzwedel
Jack Charles Salzwedel

August 21, 2008

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

AMERICAN FAMILY VARIABLE ACCOUNT I

KNOW ALL MEN BY THESE PRESENTS that M. Jeffrey Bosco, whose signature appears below, hereby constitutes and appoints James W. Behrens and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for his in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-147408 or 333-44956 under the Securities Act of 1933 for securities issued in connection with variable universal life insurance policies funded by American Family Life Variable Account I, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ M. Jeffrey Bosco

M. Jeffrey Bosco

August 21, 2008